Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt
Note 10: Debt
The Company's debt obligations were as follows:

	December 31,
(dollars in millions)	2011	2010

Senior notes:
Floating rate notes due June 2, 2014	$250.0	$–
6.375% notes due July 15, 2018	450.0	450.0
4.5% notes due June 1, 2021	250.0	–
7.0% notes due July 15, 2038	300.0	300.0
5.95% notes due June 1, 2041	250.0	–
Unamortized original issue discount	(3.8)	(1.8)
Convertible debentures:
2.5% notes due June 15, 2026	–	500.0
Unamortized discount	–	(6.9)
Other debt	70.0	37.5
Obligations under capital leases	18.6	14.0
	1,584.8	1,292.8
Current maturities	(10.6)	(519.9)
Long-term maturities	$1,574.2	$772.9

Senior Notes
Effective June 2, 2011, the Company completed the public offering of $750.0 million in aggregate principal amount of senior unsecured notes as follows:
•
$250.0 million principal amount of Floating Rate Senior Notes due June 2, 2014, bearing interest based on the 3-month London Interbank Offered Rate (LIBOR) plus 0.93%, per annum (1.46% at December 31, 2011).  The interest rate is reset quarterly and interest payments are due on March 2, June 2, September 2 and December 2 of each year, beginning September 2, 2011;

• $250.0 million principal amount of 4.5% Senior Notes due June 1, 2021; and
• $250.0 million principal amount of 5.95% Senior Notes due June 1, 2041.

Interest on the 4.5% and 5.95% Senior Notes is payable on June 1 and December 1 of each year, beginning December 1, 2011.  The 4.5% and 5.95% Senior Notes were sold at 99.151% and 99.972% of principal amount, respectively, and can both be redeemed in whole or in part by the Company prior to maturity in accordance with the terms of the respective Supplemental Indentures.  The Floating Rate Senior Notes are not redeemable by the Company prior to maturity.  All of the Company's senior notes rank equally with the Company's other existing unsecured and unsubordinated debt.
The proceeds from the debt offering were used for the purchase or redemption of the Company's 2.5% Convertible Debentures (see below) and for general corporate purposes.

Convertible Debentures
In June 2011, the Company notified holders of its 2.5% Convertible Debentures that it was exercising its right to redeem for cash all of the outstanding debentures on July 6, 2011 at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest.  Holders of $295.5 million principal amount of debentures notified the Company they were instead electing to convert their debentures under the terms of the debenture agreement.  The Company elected to settle the entire conversion amount (principal plus the conversion value in excess of principal) in cash for those electing conversion.  The remaining $204.5 million principal amount of debentures were either purchased by the Company on the open market or redeemed for cash during June and July 2011.  As a result of these transactions, the Company retired all $500.0 million principal amount of its outstanding 2.5% Convertible Debentures for a total of $705.7 million in cash.  Approximately $203.3 million of the cash payment represented conversion value in excess of principal which has been recorded in capital in excess of par value.
In order to hedge a portion of the conversion value for the 2.5% Convertible Debentures, the Company entered into an agreement with a third party financial intermediary in the second quarter of 2011 to purchase 5.0 million call options on its common stock for a total premium payment of $21.9 million.

Multicurrency Revolving Letter of Credit and Credit Facilities
On June 6, 2011, the Company entered into a Second Amendment to its Credit Agreement dated April 14, 2008 (the Amended Credit Agreement).  This amendment increased the Company's multicurrency borrowing capacity from $585.0 million to $835.0 million and extended the maturity date to June 6, 2016.  Similar to the original Credit Agreement, the Company may borrow funds at LIBOR plus a spread, which varies based on the Company's current debt rating, and, if aggregate outstanding credit exposure exceeds one-half of the total facility amount, an additional fee will be incurred.  The entire $835.0 million committed facility is available to the Company through April 14, 2013, with $730.0 million available thereafter through June 6, 2016.  At December 31, 2011, the Company had issued letters of credit totaling $25.4 million under this Amended Credit Agreement with the remaining amount of $809.6 million available for future use.
The Company also has a three-year $250.0 million committed multi-currency revolving letter of credit facility with a third party bank.  At December 31, 2011, the Company had issued letters of credit totaling $95.9 million under this revolving credit facility, leaving a remaining amount of $154.1 million available for future use.

Other
Other debt, some of which is held by entities located in countries with high rates of inflation, has a weighted-average interest rate of 9.1% at December 31, 2011 (5.8% at December 31, 2010). Future maturities of the Company's debt (including the remaining amount of unamortized discount but excluding capital leases) are approximately $3.2 million in 2012, $55.9 million in 2013, $260.4 million in 2014, $0.3 million in 2015, $0.2 million in 2016 and $1,246.2 million thereafter.
In addition to the above, the Company also has other unsecured and uncommitted credit facilities available to its foreign subsidiaries to fund ongoing operating activities. Certain of these facilities also include annual facility fees.
Information on interest expensed and paid during the three years ended December 31, 2011 was as follows:

	Year Ended December 31
(dollars in millions)	2011	2010	2009

Interest expensed	$92.4	$82.2	$92.4
Interest paid	$102.8	$73.0	$82.0